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PROSPECTUS FEBRUARY 19, 2005


JPMORGAN TAX AWARE FUNDS


SELECT CLASS SHARES
DISTRIBUTED THROUGH JPMORGAN DISTRIBUTION SERVICES, INC.



TAX AWARE ENHANCED INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

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CONTENTS


Tax Aware Enhanced Income Fund                                          1

Tax Aware Investing                                                     7

The Fund's Management and Administration                                8

How to Do Business with the Fund                                       10

    Purchasing Fund Shares                                             10

    Redeeming Fund Shares                                              12

Shareholder Information                                                14

    Distributions and Taxes                                            14

    Availability of Proxy Voting Record                                15

    Portfolio Holdings Disclosure                                      15

Investments                                                            16

Risk and Reward Elements                                               18

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affilliates                    22

Financial Highlights                                                   24

How To Reach Us                                                BACK COVER


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JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 16-21.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global

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fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of

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                                                     PROSPECTUS FEBRUARY 19 2005

the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio


- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds


-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

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THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000            4.91%
2001            4.41%
2002            1.91%
2003            1.17%
2004            0.67%

BEST QUARTER 4th quarter, 2000          1.67%
WORST QUARTER 2nd quarter, 2004        -0.17%

* The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 10/31.

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AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    0.67            2.60            2.65

Return After Taxes on Distributions                                    0.52            2.36            2.40

Return After Taxes on Distributions and Sale of Fund Shares            0.77            2.36            2.41
-----------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    1.33            2.95            3.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                                                         0.25

DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE

SHAREHOLDER SERVICE FEES                                                                                0.25

OTHER EXPENSES(1)                                                                                       0.13
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         0.63

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.13)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         0.50

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

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EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 51       189       338        774

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TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for the Fund are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains;

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales; and

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield the Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

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THE FUND'S MANAGEMENT AND ADMINISTRATION


Tax Aware Enhanced Income Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trustees are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the fiscal year ended 10/31/04, the adviser was paid 0.22% in management fees (net of waivers), as a percentage of average daily net assets.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator

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receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust on behalf of the Fund has entered into a shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares of the Fund. JPMDS may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to those entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (Distributor) is the distributor for the Fund. JPMDS is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.


WHO CAN BUY SHARES?

Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. You may be required to purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Share accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A Share accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, speak to your Financial Intermediary.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected.


Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.


If you have any questions, contact your Financial Intermediary.





REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption orders accepted by a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?

You may send a written redemption request to your Financial Intermediary.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain. The Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income pay by the Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN TAX AWARE FUNDS


                                                               /X/ Permitted
                                                               / / Not permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                              TAX AWARE
                                                                                                              ENHANCED
                                                       PRINCIPAL TYPES OF RISK                               INCOME FUND
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of       credit, interest rate, market, prepayment                  /X/
payments from specific assets, such as auto or
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of            credit, currency, liquidity, political                     /X/(1)
deposit, time deposits and bankers' acceptances
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued      credit, currency, interest rate, liquidity,                /X/(1)
by domestic and foreign banks or corporations.         market, political
These securities are usually discounted and are
rated by S&P, Moody's or another nationally
recognized ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt       credit, currency, interest rate, liquidity,                /X/(1)
securities that can be converted into equity           market, political, valuation
securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and        credit, currency, interest rate, liquidity,                /X/(1)
foreign industrial, utility, banking and other         market, political, valuation
financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument     credit, environmental, extension, interest rate,           /X/
which gives the lender a lien on property as           liquidity, market, natural event, political,
security for the loan payment.                         prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign        credit, currency, extension, interest rate,                /X/(1)
securities (such as Federal Home Loan Banks,           leverage, market, political, prepayment
Freddie Macs, Fannie Maes) which represent
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and         credit, currency, extension, interest rate,                /X/(1),(2)
foreign mortgage-backed securities with the            leverage, liquidity, market, political, prepayment
promise to purchase similar securities at a later
date. Segregated liquid assets are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a     credit, currency, extension, interest rate,                /X/
share of bank debt or similar securities or            liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments that     credit, interest rate, liquidity, market,                  /X/
are sold directly to an institutional investor.        valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS        credit, interest rate, liquidity, market, natural          /X/
Securities of issuers that invest in real estate       event, prepayment, valuation
or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund       credit                                                     /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby        credit, leverage                                           /X/(2)
the Fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF                credit, currency, interest rate, market, political         /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees     credit, currency, interest rate, leverage, market,         /X/(1)
to exchange periodic payments with a counterparty.     political, valuation
Segregated liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,            credit, interest rate, market, natural event,              /X/
generally issued as general obligation and revenue     political
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments            interest rate                                              /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT         credit, currency, interest rate, liquidity,                /X/(1)
SECURITIES Domestic and foreign securities             market, political, valuation
offering non-cash or delayed-cash payment. Their
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
MANAGEMENT CHOICES

-  The Fund could underperform its          -  The Fund could outperform its            -  The adviser focuses its active
   benchmark due to its securities and         benchmark due to these same choices         management on securities selection,
   asset allocation choices                                                                the area where it believes its
                                                                                           commitment to research can most
                                                                                           enhance returns

MARKET CONDITIONS

-  The Fund's share price, yield, and       -  Bonds have generally outperformed        -  Under normal circumstances the Fund
   total return will fluctuate in              money market investments over the           plans to remain fully invested in
   response to bond market movements           long term, with less risk than stocks       bonds and other fixed income
                                                                                           securities. The Fund may invest
-  The value of most bonds will fall        -  Most bonds will rise in value when          uninvested cash in affiliated money
   when interest rates rise; the longer        interest rates fall                         market funds
   a bond's maturity and the lower its
   credit quality, the more its value       -  Mortgage-backed and asset-backed         -  The Fund seeks to limit risk and
   typically falls                             securities can offer attractive             enhance after tax yields through
                                               returns                                     careful management, sector
-  Adverse market conditions may from                                                      allocation, individual securities
   time to time cause the Fund to take                                                     selection, and duration management
   temporary defensive positions that
   are inconsistent with its principal                                                  -  During severe market downturns, the
   investment strategies and may hinder                                                    Fund has the option of investing up
   the Fund from achieving its                                                             to 100% of its assets in high quality
   investment objective                                                                    short-term instruments

-  Mortgage-backed and asset-backed                                                     -  The adviser monitors interest rate
   securities (securities representing                                                     trends, as well as geographic and
   an interest in, or secured by, a pool                                                   demographic information related to
   of mortgages or other assets such as                                                    mortgage-backed securities and
   receivables) could generate capital                                                     mortgage prepayments
   losses or periods of low yields if
   they are paid off substantially
   earlier or later than anticipated

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements         -  Favorable exchange rate movements        -  The Fund actively manages the
   could reduce gains or create losses         could generate gains or reduce losses       currency exposure of its foreign
                                                                                           investments and may hedge a portion
-  Currency risks tend to be higher in                                                     of its foreign currency exposure into
   emerging markets                                                                        the U.S. dollar or other currencies
                                                                                           which the adviser deems more
                                                                                           attractive (see also "Derivatives")

SECURITIES LENDING

-  When the Fund lends a security, there    -  The Fund may enhance income through      -  The adviser maintains a list of
   is a risk that the loaned securities        the investment of the collateral            approved borrowers
   may not be returned if the borrower         received from the borrower
   or the lending agent defaults                                                        -  The Fund receives collateral equal to
                                                                                           at least 100% of the current value of
-  The collateral will be subject to the                                                   securities loaned plus accrued
   risks of the securities in which it                                                     interest
   is invested
                                                                                        -  The lending agents indemnify the Fund
                                                                                           against borrower default

                                                                                        -  The adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses

                                                                                        -  Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

CREDIT QUALITY

-  The default of an issuer would leave     -  Investment-grade bonds have a lower      -  The Fund maintains its own policies
   the Fund with unpaid interest or            risk of default                             for balancing credit quality against
   principal                                                                               potential yields and gains in light
                                                                                           of its investment goals

                                                                                        -  The adviser develops its own ratings
                                                                                           of unrated securities and makes a
                                                                                           credit quality determination for
                                                                                           unrated securities

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
FOREIGN INVESTMENTS

-  The Fund could lose money because of     -  Foreign bonds, which represent a         -  Foreign bonds may be a significant
   foreign government actions, political       major portion of the world's fixed          investment (up to 25% of total
   instability, or lack of adequate and        income securities, offer attractive         assets) for the Fund
   accurate information                        potential performance and
                                               opportunities for diversification        -  To the extent that the Fund invests
-  Currency exchange rate movements                                                        in foreign bonds, it will hedge its
   could reduce gains or create losses      -  Favorable exchange rate movements           currency exposure into the U.S.
                                               could generate gains or reduce losses       dollar (see also "Derivatives")

DERIVATIVES

-  Derivatives such as futures, options,    -  Hedges that correlate well with          -  The Fund uses derivatives, such as
   swaps and forward foreign currency          underlying positions can reduce or          futures, options, swaps, and forward
   contracts(1) that are used for hedging      eliminate losses at low cost                foreign currency contracts, for
   the portfolio or specific securities                                                    hedging and tax and risk management
   may not fully offset the underlying      -  The Fund could make money and protect       purposes (i.e., to establish or
   positions and this could result in          against losses if the investment            adjust exposure to particular
   losses to the Fund that would not           analysis proves correct                     securities, markets or currencies)
   have otherwise occurred
                                            -  Derivatives that involve leverage        -  The Fund only establishes hedges that
-  Derivatives used for risk management        could generate substantial gains at         they expect will be highly correlated
   may not have the intended effects and       low cost                                    with underlying positions
   may result in losses or missed
   opportunities                                                                        -  While the Fund may use derivatives
                                                                                           that incidentally involve leverage,
-  The counterparty to a derivatives                                                       it does not use them for the specific
   contract could default                                                                  purpose of leveraging its portfolios

-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of the Fund's losses

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have difficulty           -  These holdings may offer more            -  The Fund may not invest more than 15%
   valuing these holdings precisely            attractive yields or potential growth       of its net assets in illiquid
                                               than comparable widely traded               holdings
-  The Fund could be unable to sell            securities
   these holdings at the time or price                                                  -  To maintain adequate liquidity, the
   it desires                                                                              Fund may hold investment-grade
                                                                                           short-term instruments and may borrow
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements) from
                                                                                           banks up to 33 1/3% of the value of
                                                                                           its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before     -  The Fund can take advantage of           -  The Fund segregates liquid assets to
   issue or for delayed delivery, it           attractive transaction opportunities        offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise the        -  The Fund could realize gains in a        -  The Fund will generally avoid
   Fund's brokerage and related costs          short period of time                        short-term trading, except to take
                                                                                           advantage of attractive or unexpected
-  Increased short-term capital gains       -  The Fund could protect against losses       opportunities or to meet demands
   distributions could raise                   if a stock is overvalued and its            generated by shareholder activity
   shareholders' income tax liability          value later falls

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


None of the actions described below allege that any unlawful activity took place with respect to this Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                         ------------------------------------  ----------------------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES               DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL      RETURN          TOTAL
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL  DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04           $   10.06        0.13         (0.07)       0.06        0.13             --          --           0.13
Year Ended 10/31/03           $   10.08        0.17         (0.02)       0.15        0.17             --          --           0.17
Year Ended 10/31/02           $   10.11        0.20         (0.02)       0.18        0.20           0.01          --           0.21
Year Ended 10/31/01^^         $    9.95        0.36          0.16        0.52        0.36             --          --           0.36
Year Ended 10/31/00           $    9.95        0.40            --        0.40        0.40             --          --           0.40

^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).

                               PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------
                                       NET ASSET
                                      VALUE, END   TOTAL
                                       OF PERIOD  RETURN
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04                   $     9.99    0.63%
Year Ended 10/31/03                   $    10.06    1.48%
Year Ended 10/31/02                   $    10.08    1.75%
Year Ended 10/31/01^^                 $    10.11    5.47%
Year Ended 10/31/00                   $     9.95    4.29%

                                                             RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS:
                                           ----------------------------------------------------------------
                                                                                             NET INVESTMENT
                              NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                   END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04           $       362      0.50%       1.30%                 0.68%                 1.12%        95%
Year Ended 10/31/03           $       444      0.50%       1.61%                 0.69%                 1.42%       241%
Year Ended 10/31/02           $       278      0.50%       1.94%                 0.70%                 1.74%       186%
Year Ended 10/31/01^^         $       186      0.50%       3.51%                 0.67%                 3.34%       142%
Year Ended 10/31/00           $        37      0.50%       4.23%                 0.67%                 4.06%       172%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 480-4111 or writing to:


JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-0528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MTAEIS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN TAX FREE FUNDS

SELECT CLASS SHARES
DISTRIBUTED THROUGH JPMORGAN DISTRIBUTION SERVICES, INC.



INTERMEDIATE TAX FREE BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Intermediate Tax Free Bond Fund                                                1

The Fund's Management and Administration                                       7

How to Do Business with the Funds                                              9

    Purchasing Fund Shares                                                     9

    Redeeming Fund Shares                                                     11

Shareholder Information                                                       13

    Distributions and Taxes                                                   13

    Availability of Proxy Voting Record                                       13

    Portfolio Holdings Disclosure                                             14

Investments                                                                   16

Risk and Reward Elements                                                      18

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            22

Financial Highlights                                                          24

Appendix A--Legal Proceedings and
Additional Fee and Expense Information                                        26

How To Reach Us                                                       BACK COVER

JPMORGAN INTERMEDIATE TAX FREE BOND FUND
  (formerly JPMorgan Intermediate Tax Free Bond Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 16-21.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's Investor Services, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995        14.39%
1996         3.76%
1997         8.21%
1998         6.56%
1999        -0.55%
2000         8.56%
2001         4.82%
2002         9.23%
2003         4.05%
2004         2.43%

BEST QUARTER 1st quarter, 1995               5.92%

WORST QUARTER 1st quarter, 1994             -3.52%

* The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                               PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------------
SELECT SHARES

Return Before Taxes                                                                    2.43            5.79            6.07

Return After Taxes on Distributions                                                    2.38            5.68             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                            2.95            5.52             N/A(1)
---------------------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    3.53            6.47            6.53
---------------------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                      2.85            5.78            5.69

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                        0.30
DISTRIBUTION (RULE 12b-1) FEES                         NONE
SHAREHOLDER SERVICE FEES                               0.25
OTHER EXPENSES(1)                                      0.13
-----------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                        0.68
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)             (0.09)
-----------------------------------------------------------
NET EXPENSES(2)                                        0.59

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.59% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               60         201        362        831

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Intermediate Tax Free Bond Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by the trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call your Financial Intermediary to obtain more information concerning the Fund's other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.



THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), of 0.30%, as a percentage of average daily net assets.

PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION

All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?


You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.


WHO CAN BUY SHARES?


Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.



WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that a Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. You may be required to purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.



The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Share accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A Share accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, speak to your Financial Intermediary.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected.


Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

If you have any questions, contact your Financial Intermediary.



REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption orders accepted by a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form.

The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?


You may send a written redemption request to your Financial Intermediary.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?


If a Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS


Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.


To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal Securities Laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Fund declares dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligation. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations, and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                      THIS PAGE INTENTIONALLY LEFT BLANK

JPMORGAN TAX FREE FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted

                                                                                                        INTERMEDIATE
                                                                                                          TAX FREE
                                                                RELATED TYPES OF RISK                       BOND
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments       credit, interest rate, market,               /X/
from specific assets, such as auto or credit card receivables.  prepayment

BANK OBLIGATIONS Negotiable certificates of deposit, time       credit, currency, liquidity,                 /X/ Domestic
deposits and bankers' acceptances of domestic and foreign       political                                        only
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic   credit, currency, interest rate,             /X/
and foreign banks or corporations. These securities are         liquidity, market, political
usually discounted and may be rated by S&P, Moody's or
another nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which        credit, environmental, extension,            /X/
gives the lender a lien on property as security for the loan    interest rate, liquidity, market,
payment.                                                        natural event, political,
                                                                prepayment, valuation

PRIVATE PLACEMENTS Bonds or other investments that are sold     credit, interest rate, liquidity,            /X/
directly to an institutional investor.                          market, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to      credit                                       /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund        credit                                       /X/(1)
sells a security and agrees to repurchase it from the buyer
on a particular date and at a specific price. Considered a
form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign       credit, currency, interest rate,             /X/
party agrees to exchange periodic payments with a               leverage, market, political
counterparty. Segregated liquid assets are used to offset
leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby    credit, interest rate, leverage,             /X/
the issuer agrees to exchange one security for another in       liquidity, market, valuation
order to change the maturity or quality of a security in the
Fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued    credit, interest rate, market,               /X/
as general obligation and revenue bonds, whose interest is      natural event, political
exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,    interest rate                                /X/
notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES        credit, currency, interest rate,             /X/
Domestic and foreign securities offering non-cash or            liquidity, market, political,
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield and      -  Bonds have generally outperformed       -  Under normal circumstances each Fund
   total return will fluctuate in             money market investments over the          plans to remain fully invested in
   response to bond market movements          long term, with less risk than stocks      accordance with its policies and may
                                                                                         invest uninvested cash in affiliated
-  The value of most bonds will fall       -  Most bonds will rise in value when         money market funds
   when interest rates rise; the longer       interest rates fall
   a bond's maturity and the lower its                                                -  The Funds seek to limit risk and
   credit quality, the more its value      -  Mortgage-backed and asset-backed           enhance total return or yields
   typically falls                            securities and direct mortgages can        through careful management, sector
                                              offer attractive returns                   allocation, individual securities
-  Adverse market conditions may from                                                    selection, and duration management
   time to time cause a Fund to take
   temporary defensive positions that                                                 -  During severe market downturns, the
   are inconsistent with its principal                                                   Funds have the option of investing up
   investment strategies and this may                                                    to 100% of assets in high quality
   hinder a Fund from achieving its                                                      short-term instruments
   investment objective
                                                                                      -  The adviser monitors interest rate
-  Asset-backed securities (securities                                                   trends, as well as geographic and
   representing an interest in, or                                                       demographic information related to
   secured by, a pool of mortgages or                                                    mortgage prepayments
   other assets such as receivables) and
   direct mortgages could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later than
   anticipated

-  Each Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers. Therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave    -  Investment-grade bonds have a lower     -  Each Fund maintains its own policies
   a Fund with unpaid interest or             risk of default                            for balancing credit quality against
   principal                                                                             potential yields and gains in light
                                           -  Junk bonds offer higher yields and         of its investment goals
-  Junk bonds (those rated BB, Ba or          higher potential gains
   lower) have a higher risk of default,                                              -  The adviser develops its own ratings
   tend to be less liquid and may be                                                     of unrated securities and makes
   more difficult to value                                                               credit quality determinations for
                                                                                         unrated securities

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of            -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its           -  A Fund could outperform its benchmark   -  The adviser focuses its active
   benchmark due to its sector,               due to these same choices                  management on those areas where it
   securities or duration choices                                                        believes its commitment to research
                                                                                         can most enhance returns and manage
                                                                                         risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,   -  Hedges that correlate well with         -  The Funds use derivatives, such as
   swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
   contracts(1) that are used for             eliminate losses at low cost               foreign currency contracts for
   hedging the portfolio or specific                                                     hedging and for risk management
   securities may not fully offset the     -  A Fund could make money and protect        (i.e., to adjust duration or yield
   underlying positions and this could        against losses if the management's         curve exposure, or to establish or
   result in losses to the Funds that         analysis proves correct                    adjust exposure to particular
   would not have otherwise occurred                                                     securities, markets, or currencies);
                                           -  Derivatives that involve leverage          risk management may include
-  Derivatives used for risk management       could generate substantial gains at        management of a Fund's exposure
   may not have the intended effects and      low cost                                   relative to its benchmark
   may result in losses or missed
   opportunities                                                                      -  The Funds only establish hedges that
                                                                                         they expect will be highly correlated
-  The counterparty to a derivatives                                                     with underlying positions
   contract could default
                                                                                      -  The Funds may use derivatives to
-  Certain types of derivatives involve                                                  increase income or gain
   costs to the Funds which can reduce
   returns                                                                            -  While the Funds may use derivatives
                                                                                         that incidentally involve leverage,
-  Derivatives that involve leverage                                                     they do not use them for the specific
   could magnify losses                                                                  purpose of leveraging their
                                                                                         portfolios
-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security, there     -  A Fund may enhance income through the   -  The adviser maintains a list of
   is a risk that the loaned securities       investment of the collateral received      approved borrowers
   may not be returned if the borrower        from the borrower
   defaults                                                                           -  The Funds receive collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 securities loaned plus accrued
   risks of the securities in which it                                                   interest
   is invested
                                                                                      -  The lending agents indemnify a Fund
                                                                                         against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing    -  These holdings may offer more           -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                              than comparable widely traded
-  A Fund could be unable to sell these       securities                              -  To maintain adequate liquidity to
   holdings at the time or price desired                                                 meet redemptions, each Fund may hold
                                                                                         investment-grade short-term
                                                                                         securities (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may borrow
                                                                                         from banks up to 33 1/3% of the value
                                                                                         of its total assets or draw on a line
                                                                                         of credit

SHORT-TERM TRADING

-  Increased trading would raise a         -  A Fund could realize gains in a short   -  A Fund may use short-term trading to
   Fund's transaction costs                   period of time                             take advantage of attractive or
                                                                                         unexpected opportunities or to meet
-  Increased short-term capital gains      -  A Fund could protect against losses        demands generated by shareholder
   distributions would raise                  if a bond is overvalued and its value      activity
   shareholders' income tax liability         later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to this Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.


BOIA is now known as JPMorgan Investment Advisors Inc.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES

                                                                  PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                               --------------------------------------   -----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES                DIVIDENDS
                                      VALUE,   INVESTMENT          (BOTH   TOTAL FROM    FROM NET   DISTRIBUTIONS
                                   BEGINNING       INCOME   REALIZED AND   INVESTMENT  INVESTMENT    FROM CAPITAL           TOTAL
                                   OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS      INCOME           GAINS   DISTRIBUTIONS
INTERMEDIATE TAX FREE BOND
FUND*

Year Ended 8/31/04                 $   10.93         0.41@          0.15         0.56        0.41            0.08            0.49

Year Ended 8/31/03                 $   11.15         0.42          (0.15)        0.27        0.42            0.07            0.49

Year Ended 8/31/02                 $   10.98         0.43           0.21         0.64        0.43            0.04            0.47

Year Ended 8/31/01                 $   10.46         0.44           0.52         0.96        0.44              --            0.44

Year Ended 8/31/00                 $   10.42         0.46           0.10         0.56        0.46            0.06            0.52


*    Formerly Institutional Class Shares since 9/10/01.
@    Calculated based upon average shares outstanding.

                                  PER SHARE OPERATING PERFORMANCE:              RATIOS/SUPPLEMENTAL DATA:
                                  --------------------------------    ---------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS:
                                                                                      -----------------------------
                                                                        NET ASSETS,                             NET
                                   NET ASSET                                 END OF                      INVESTMENT
                                  VALUE, END                 TOTAL           PERIOD        NET               INCOME
                                   OF PERIOD                RETURN    (IN MILLIONS)   EXPENSES               (LOSS)
INTERMEDIATE TAX FREE BOND
FUND*

Year Ended 8/31/04                 $   11.00                  5.19%   $       1,104       0.66%                3.71%

Year Ended 8/31/03                 $   10.93                  2.44%   $       1,159       0.66%                3.73%

Year Ended 8/31/02                 $   11.15                  5.99%   $       1,155       0.66%                3.88%

Year Ended 8/31/01                 $   10.98                  9.35%   $         728       0.74%                4.10%

Year Ended 8/31/00                 $   10.46                  5.54%   $         694       0.57%                4.49%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS:
                                   --------------------------------------------
                                                                 NET INVESTMENT
                                               EXPENSES                  INCOME
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE
INTERMEDIATE TAX FREE BOND
FUND*

Year Ended 8/31/04                                 0.73%                   3.64%        0.65%

Year Ended 8/31/03                                 0.74%                   3.65%          56%

Year Ended 8/31/02                                 0.74%                   3.80%          71%

Year Ended 8/31/01                                 0.75%                   4.09%          43%

Year Ended 8/31/00                                 0.66%                   4.40%          60%

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.

FUND                                         CLASS     NET EXPENSE RATIO   GROSS EXPENSE RATIO
----------------------------------------   --------    -----------------   -------------------
JPMorgan Intermediate Tax Free Bond Fund    Select            0.59%               0.68%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND

                                           SELECT CLASS
                             ------------------------------------------
                                         GROSS         NET       NET
                             ANNUAL   CUMULATIVE   CUMULATIVE   ANNUAL
FOR THE YEAR ENDED            COSTS     RETURN       RETURN     RETURN
-------------------------    ------   ----------   ----------   -------
December 31, 2005(a)          $  52       4.32%       3.81%      3.81%
December 31, 2006             $  63       9.53%       8.38%      4.41%
December 31, 2007             $  75      15.01%      13.07%      4.32%
December 31, 2008             $  79      20.76%      17.95%      4.32%
December 31, 2009             $  82      26.80%      23.05%      4.32%
December 31, 2010             $  85      33.14%      28.36%      4.32%
December 31, 2011             $  89      39.79%      33.91%      4.32%
December 31, 2012             $  93      46.78%      39.69%      4.32%
December 31, 2013             $  97      54.12%      45.73%      4.32%
December 31, 2014             $ 101      61.83%      52.02%      4.32%
December 31, 2015             $ 106      69.92%      58.59%      4.32%

----------
(a)  Information from February 19, 2005 through year end not annualized.

                      THIS PAGE INTENTIONALLY LEFT BLANK

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON MA 02266-8528



If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


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